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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 20, 2001

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                             RELIANT RESOURCES, INC.

             (Exact name of registrant as specified in its charter)

        DELAWARE                       1-16455                   76-0655566
(State or other jurisdiction     (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                      77002
  (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                  None.


ITEM 9.           REGULATION FD DISCLOSURE.

         On June 20, 2001, Stephen W. Naeve, Executive Vice President and Chief Financial Officer of Reliant Resources, Inc. (Reliant Resources) reiterated previously made earnings per share estimates. These estimates were made on June 13, 2001 as disclosed in Reliant Resources' Current Report on Form 8K dated June 13, 2001. Mr. Naeve reiterated that a reasonable range of diluted earnings per share for 2001 on a pro forma basis for Reliant Resources would be between $1.60 and $1.70 per share with a compound annual growth rate of 25%. Mr. Naeve stated that the previously made estimates were conservative and that management remains confident that the estimates will be achieved or exceeded.

         The information in this report is being furnished, not filed, pursuant to regulation FD. Accordingly, the information in this report will not be incorporated by reference into any registration statement filed by Reliant Resources under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Resources that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Resources or any of its affiliates.

         Some of the statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Resources believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.

         The following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Resources' forward-looking statements:

   o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, and changes in, or application of environmental and other laws and regulations to which Reliant Resources is subject,

   o the timing of the implementation of the business separation plan of Reliant Resources' majority stockholder, Reliant Energy Incorporated,

   o the effects of competition, including the extent and timing of the entry of additional competitors in Reliant Resources' markets,


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   o     Reliant Resources' pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

   o state, federal and other rate regulations in the United States and in foreign countries in which Reliant Resources operates or into which it might expand its operations,

   o the timing and extent of changes in commodity prices and interest rates,

   o     weather variations and other natural phenomena,

   o political, legal and economic conditions and developments in the United States and in foreign countries in which Reliant Resources operates or into which it might expand its operations, including the effects of fluctuations in foreign currency exchange rates,

   o financial market conditions and the results of Reliant Resources' financing efforts,

   o the performance of Reliant Resources' projects undertaken and the success of its efforts to invest in and develop new opportunities, and

   o other factors Reliant Resources discusses in this and its other filings with the Securities and Exchange Commission.

     The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Resources' forward-looking statements.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELIANT RESOURCES, INC.




Date: June 20, 2001                         By:  /s/ MARY P. RICCIARDELLO
                                                     Mary P. Ricciardello
                                                     Senior Vice President and
                                                     Chief Accounting Officer